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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


     We consent to the incorporation by reference in this Registration Statement of Loews Corporation on Form S-3 of our report dated February 14, 1996, appearing in the Annual Report on Form 10-K of Loews Corporation for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
February 20, 1997